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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) July 20, 2005


                 Residential Funding Mortgage Securities I, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            333-106093                              75-2006294
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      (Commission File Number)      (Registrant's I.R.S. Employer Identification
                                                        Nos.)


          8400 Normandale Lake Blvd.
                   Suite 250
            Minneapolis, Minnesota                           55437
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  (Address of Principal Executive Offices)                  (Zip Code)


                                 (952) 857-7000
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              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01. OTHER EVENTS.

     Reference is made to the Registrant's Registration Statement on Form S-3 (File No. 333-106093) filed with the Securities Exchange Commission (the "Commission") on June 13, 2003, and Amendment No. 1 thereto filed with the Commission on July 11, 2003 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $20,000,000,000 aggregate principal amount of its mortgage pass-through certificates (the "Securities"), issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended.

     On July 20, 2005, the Registrant received an opinion from Mayer, Brown, Rowe & Maw LLP as to the legality of the Securities issued under the Registration Statement (the "Legality Opinion"). A copy of the Legality Opinion is filed with this Form 8-K as Exhibit 5.3.

     On July 20, 2005,  the  Registrant  received an opinion from Mayer,  Brown,
Rowe & Maw LLP as to the accuracy of certain statements pertaining to tax matters contained in the Registration Statement (the "Tax Opinion"). A copy of the Tax Opinion is filed with this Form 8-K as Exhibit 8.3.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit 5.3 Opinion of Mayer, Brown, Rowe & Maw LLP as to the legality of Securities issued pursuant to the Registration Statement.

Exhibit 8.3   Opinion of Mayer, Brown, Rowe & Maw LLP as to certain tax matters.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                               By:    /s/ Heather Anderson
                               Name:  Heather Anderson
                               Title: Vice President
Dated: July 20, 2005

                          Exhibit 5.3 and Exhibit 8.3





July 20, 2005                                     Mayer, Brown, Rowe & Maw LLP
                                                                 1675 Broadway
                                                 New York, New York 10019-5820

                                                       Main Tel (212) 506-2500
                                                       Main Fax (212) 262-1910
                                                        www.mayerbrownrowe.com


Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, MN  55437

Ladies and Gentlemen:

        We have acted as your counsel in connection with the authorization and issuance from time to time in one or more series of Mortgage Pass-Through Certificates (the "Securities"). We have examined the Registration Statement on Form S-3 dated as of the date hereof relating to the Securities (the "Registration Statement"), the prospectus (the "Prospectus") forming a part of the Registration Statement to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and such other documents as we have deemed necessary or advisable for purposes of rendering this opinion. As set forth in the Registration Statement, separate trusts (each, a "Trust") will be established and will issue Securities pursuant to a pooling and servicing agreement (the "Agreement"). Additionally, our advice has formed the basis for the description of the selected Federal income tax consequences of the purchase, ownership and disposition of the Securities to an original purchaser that appears under the heading "Material Federal Income Tax Consequences" in the Prospectus (the "Tax Description"). Except as otherwise indicated herein, all terms defined in the Prospectus are used herein as so defined.

        We have assumed for the purposes of the opinions set forth below that the Securities will be issued in series created as described in the Registration Statement and that the Securities will be sold by you for reasonably equivalent consideration. We have also assumed that the Agreement and the Securities will be duly authorized by all necessary corporate action and that the Securities will be duly issued, executed, authenticated and delivered in accordance with the provisions of the Agreement. In addition, we have assumed that the parties to each Agreement will satisfy their respective obligations thereunder. We express no opinion with respect to any series of Securities for which we do not act as counsel to you.

        The opinion set forth in paragraph 2 of this letter is based upon the applicable provisions of the Internal Revenue Code of 1986, as amended, Treasury regulations promulgated and proposed thereunder, current positions of the Internal Revenue Service (the "IRS") contained in published Revenue Rulings and Revenue Procedures, current administrative positions of the IRS and existing judicial decisions. This opinion is subject to the explanations and qualifications set forth under the caption "Material Federal Income Tax Consequences" in the Prospectus. No tax rulings will be sought from the IRS with respect to any of the matters discussed herein.

Residential  Funding
Mortgage Securities I, Inc.
July 20, 2005
Page 2



        On the basis of the foregoing examination and assumptions, and upon consideration of applicable law, it is our opinion that:

        1. When an Agreement for a series of Securities has been duly and validly authorized, executed and delivered by the parties thereto, and the Securities of such series have been duly executed, authenticated, delivered and sold as contemplated in the Registration Statement, such Securities will be legally and validly issued, fully paid and nonassessable, and the holders of such Securities will be entitled to the benefits of such Agreement.

        2. While the Tax Description does not purport to discuss all possible Federal income tax ramifications of the purchase, ownership, and disposition of the Securities, particularly to purchasers subject to special rules under the Internal Revenue Code of 1986, as amended, it constitutes, in all material respects, a fair and accurate summary of such Federal income tax consequences under present Federal income tax law. There can be no assurance, however, that the tax conclusions presented therein will not be successfully challenged by the IRS, or significantly altered by new legislation, changes in IRS positions or judicial decisions, any of which challenges or alterations may be applied retroactively with respect to completed transactions. We note, however, that the form of Prospectus Supplement filed with the Registration Statement does not relate to a specific transaction. Accordingly, the above-referenced description of the selected Federal income tax consequences may, under certain circumstances, require modification when an actual transaction is undertaken.

        We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to the references to this firm under the headings "Material Federal Income Tax Consequences" and "Legal Matters" in the Prospectus and the Prospectus Supplement forming a part of the Registration Statement, without admitting that we are "experts" within the meaning of the term used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.

                                            Very truly yours,


                                            /s/Mayer, Brown, Rowe & Maw LLP
                                            Mayer, Brown, Rowe & Maw LLP